RECONSTITUTED SERVICING AGREEMENT

THIS RECONSTITUTED SERVICING AGREEMENT (this “Agreement”), entered into as of the 31st day of July, 2006, by and between LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation (the “Seller” or “Lehman Brothers Holdings”), and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the “Servicer” or the “Company”), having an office at 8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota, 55437, recites and provides as follows:

RECITALS

WHEREAS, the Seller through Lehman Capital, A Division of Lehman Brothers Holdings Inc., acquired certain adjustable rate, conventional, first lien residential mortgage loans from the Servicer, which mortgage loans were either originated or acquired by the Servicer pursuant to the Sale and Interim Servicing Agreement dated as of June 29, 2006 (the “Sale and Servicing Agreement”), which Sale and Servicing Agreement is annexed as Exhibit B hereto.

WHEREAS, the Seller has conveyed certain mortgage loans as identified on Exhibit C hereto (the “Mortgage Loans”) to Structured Asset Securities Corporation, a Delaware special purpose corporation (“SASCO”), which in turn has conveyed the Mortgage Loans to U.S. Bank National Association, as trustee (the “Trustee”), pursuant to a trust agreement, dated as of July 1, 2006 (the “Trust Agreement”), among the Trustee, Aurora Loan Services LLC, as master servicer (“Aurora,” and, together with any successor master servicer appointed pursuant to the provisions of the Trust Agreement, the “Master Servicer”), and SASCO.

WHEREAS, the Mortgage Loans are currently being serviced by the Servicer for the Seller pursuant to the Sale and Servicing Agreement.

WHEREAS, the Seller desires that the Servicer continue to service the Mortgage Loans until the Servicing Transfer Date (as defined below), and the Servicer has agreed to do so and subject to the other conditions set forth herein.

WHEREAS, the Seller and the Servicer agree that the provisions of the Sale and Servicing Agreement shall continue to apply to the Mortgage Loans, but only to the extent provided herein and that this Agreement shall govern the Mortgage Loans until August 1, 2006 (the “Servicing Transfer Date”).

WHEREAS, the Seller and the Servicer agree that on and after the Servicing Transfer Date the Servicer shall no longer service the Mortgage Loans and shall transfer servicing of the Mortgage Loans to the successor servicer designated by the Seller herein.

WHEREAS, the Seller and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

1

AGREEMENT

1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto, shall have the meanings ascribed to such terms in the Sale and Servicing Agreement.

2. Custodianship. The parties hereto acknowledge that Wells Fargo Bank, National Association will act as custodian of the Mortgage Files for the Trustee pursuant to a Custodial Agreement, dated July 1, 2006, between Wells Fargo Bank, National Association and the Trustee.

3. Servicing. The Servicer agrees, with respect to the Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Sale and Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Sale and Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full. The Seller acknowledges that all of its rights and obligations as Owner under the Sale and Servicing Agreement as reconstituted herein pursuant to this Agreement shall continue in full force and effect. The parties hereto acknowledge and agree that the Servicing Transfer Date with respect to the Mortgage Loans is August 1, 2006. On such date, the Servicer shall transfer all servicing of the Mortgage Loans in accordance with the Sale and Servicing Agreement to the successor servicer designated by the Seller. The Seller has designated GMAC Mortgage Corporation to act as the servicer of the Mortgage Loans on and after the Servicing Transfer Date and to service such Mortgage Loans pursuant to a servicing agreement, dated as of the date hereof, among GMAC Mortgage Corporation, the Master Servicer and the Seller.

4. Master Servicing; Termination of Servicer. The Servicer shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the LXS 2006-12N Trust Fund (the “Trust Fund”) created pursuant to the Trust Agreement, shall have the same rights as the Seller under the Sale and Servicing Agreement to enforce the obligations of the Servicer under the Sale and Servicing Agreement and the term “Initial Owner” or “Owner” as used in the Sale and Servicing Agreement in connection with any such rights of the Initial Owner or Owner shall refer to the Trust Fund or, as the context requires, the Master Servicer acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto. The Master Servicer shall terminate the rights and obligations of the Servicer under this Agreement upon the Servicing Transfer Date. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of the Seller under the Sale and Servicing Agreement and in connection with the performance of the Master Servicer’s duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

5. No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Mortgage Loans in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto (other than the representation and warranties made by the Servicer in Section 2.04 of the Sale and Servicing Agreement as of the date of the sale from the Company to the Seller).

6. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

2

All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

Aurora Loan Services LLC
10350 Park Meadows Drive
Littleton, Colorado 80124
Attention: Jerald W. Dreyer - Master Servicing, LXS 2006-12N
Telephone: (303) 632-3422
Telecopier: (303) 632-3123

All remittances required to be made to the Master Servicer under this Agreement shall be made on an actual/actual basis to the following wire account:

JPMorgan Chase Bank
New York, New York
ABA#: 021-000-021
Account Name:  Aurora Loan Services LLC, Master Servicing Payment
Clearing Account
Account No.: 066-611059
Beneficiary: Aurora Loan Services LLC
For further credit to: LXS 2006-12N

All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

U.S. Bank National Association
One Federal Street
Boston, M.A. 02110
Attention: Corporate Trust Services
Reference:  LXS 2006-12N
Telephone: (617) 603-6413
Telecopier: (617) 603-6638

All notices required to be delivered to the Seller hereunder shall be delivered to the Seller at the following address:

Lehman Brothers Holdings Inc.
745 Seventh Avenue, 7th Floor
New York, New York 10019
Attention: Leslee Gelber
Telephone: (212) 526-5861
E-mail: lgelber@lehman.com

3

With a copy to:

Dechert LLP
2929 Arch Street
Philadelphia, PA 19104
Attention: Steven J. Molitor, Esq.

All notices required to be delivered to the Servicer hereunder shall be delivered to the Servicer at the following address:

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437
Attention: Office of the President

and:

Residential Funding Corporation
2255 N. Ontario Street, Suite 400,
Burbank, California 91504
Attention: Servicing Manager

7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

8. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

9. Reconstitution. The Seller and the Servicer agree that this Agreement is a “Reconstitution Agreement” and that the date hereof is the “Reconstitution Date”, each as defined in the Sale and Servicing Agreement

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

4

Executed as of the day and year first above written.

LEHMAN BROTHERS HOLDINGS INC.,
as Seller

By:
Name: Ellen Kiernan
Title: Authorized Signatory

RESIDENTIAL FUNDING CORPORATION,
as Servicer

By:
Name:
Title:

Acknowledged By:

AURORA LOAN SERVICES LLC,
as Master Servicer

By:
Name: Jerald W. Dreyer
Title:  Vice President

U.S. BANK NATIONAL ASSOCIATION as Trustee and not individually

By: Name: James H. Brynes Title: Vice President

EXHIBIT A

Modifications to the Sale and Servicing Agreement

1.	New definitions of “Certificate” and “Code” are hereby added to Article 1 immediately following the definition of “Business Day” to read as follows:

Certificate: shall have the meaning given to such term in the Trust Agreement.

Code: the Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

2.
Solely in the event that the Servicer has not transferred, on or prior to five Business Days after the Servicing Transfer Date (the “Account Establishment Date”), any of the amounts which are referenced in the first sentence of the fourth paragraph of Section 4.02, the definition of “Custodial Account” in Article I shall be amended as of such date as follows:

the words “in trust for Lehman Capital, A Division of Lehman Brothers Holdings Inc., Residential Mortgage Loans, Group No. 2006-FLOW” in the third and fourth lines of such definition shall be replaced by the following: “in trust for LXS 2006-12N Trust Fund and various Mortgagors”.

3.	The definition of “Custodial Agreement” in Article I is hereby amended in its entirety to read as follows:

Custodial Agreement: means the Custodial Agreement dated July 1, 2006, between Wells Fargo Bank, National Association, as custodian, and the Trustee.

4.	A new definition of “Custodian” is hereby added to Article 1 immediately following the definition of “Custodial Agreement” to read as follows:

Custodian: means Wells Fargo Bank, National Association.

5.	The definition of “Eligible Investments” in Article I is hereby amended in its entirety to read as follows:

“Eligible Investments”: Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Servicing Transfer Date:

(i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America (“Direct Obligations”);

(ii) federal funds, or demand and time deposits in, certificates of deposits of, or bankers’ acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency (as defined in the Trust Agreement) in its highest short-term rating category or one of its two highest long-term rating categories;

(iii) repurchase agreements collateralized by Direct Obligations or securities guaranteed by GNMA, Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors’ Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

(iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the aggregate principal balance of the Mortgage Loans; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from either Rating Agency;

(v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

(vi) a Qualified GIC (as defined in the Trust Agreement);

(vii) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

(viii) any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then-current rating by each Rating Agency of any of the Certificates and has a short term rating of at least “A-1” or its equivalent by each Rating Agency. Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee, the Master Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement and (z) services performed for such funds and pursuant to this Agreement may converge at any time, provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (1) a right to receive only interest payments with respect to the obligations underlying such instrument or (2) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

6.
Solely in the event that the Servicer has not transferred, on or prior to five Business Days after the Servicing Transfer Date (the “Account Establishment Date”), any of the amounts which are referenced in the first sentence of the fourth paragraph of Section 4.02, the definition of “Escrow Account” in Article I shall be amended as of such date as follows:

the words “in trust for Lehman Capital, A Division of Lehman Brothers Holdings Inc., Residential Mortgage Loans, Group No. 2006-FLOW” in the third and fourth lines of such definition shall be replaced by the following: “in trust for LXS 2006-12N Trust Fund and various Mortgagors”.

7.	A new definition of “GNMA” is hereby added to Article I immediately following the definition of “Fannie Mae Guides” to read as follows:

GNMA: The Government National Mortgage Association, or any successor thereto.

8.	The definition of “Master Servicer” in Article I is hereby amended in its entirety to read as follows:

Master Servicer: Aurora Loan Services LLC, a Delaware corporation, as master servicer pursuant to the provisions of the Trust Agreement, together with any successor master servicer appointed pursuant to the provisions of the Trust Agreement.

9.	The definition of “Mortgage Loan” in Article I is hereby amended in its entirety to read as follows:

“Mortgage Loan”: An individual Mortgage Loan which has been purchased from the Company by the Seller and is subject to this Agreement being identified on the Mortgage Loan Schedule to this Agreement, which Mortgage Loan includes all rights, benefits, proceeds and obligations arising therefrom, including, without limitation, the Mortgage File, the Monthly Payments, Liquidation Proceeds, Condemnation Proceeds, Servicing Rights and all other rights.
10.	The definition of “Mortgage Loan Schedule” in Article I is hereby amended in its entirety to read as follows:

“Mortgage Loan Schedule”: The schedule of Mortgage Loans attached as Exhibit C to this Agreement setting forth certain information with respect to the Mortgage Loans purchased from the Company by the Seller pursuant to the Sale and Servicing Agreement.

11.
Solely in the event that the Servicer has not transferred, on or prior to five Business Days after the Servicing Transfer Date (the “Account Establishment Date”), any of the amounts which are referenced in the first sentence of the fourth paragraph of Section 4.02, the definition of “Qualified Depository” in Article I shall be amended as of such date as follows:

“Qualified Depository”: Any of (i) a federal or state-chartered depository institution the accounts of which are insured by the FDIC and whose commercial paper, short-term debt obligations or other short-term deposits are rated at least “A-1+” by S&P, or whose long-term unsecured debt obligations are rated at least “AA-” by S&P if the deposits are to be held in the account for no more than 365 days or whose commercial paper, short-term debt obligations, demand deposits, or other short-term deposits are rated at least “A-2” by S&P, if the amounts on deposit are to be held in the account for no more than 30 days and are not intended to be used as credit enhancement, or (ii) the corporate trust department of a federal or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity, or (iii) Lehman Brothers Bank, FSB, a federal savings bank.

12.	A new definition of “SASCO” is hereby added to Article 1 immediately following the definition of “Request for Release” to read as follows:

SASCO: Structured Asset Securities Corporation, a Delaware special purpose corporation.

13.	New definitions of “Trust Agreement,” “Trustee,” “Trust Fund” and “Trust REMIC” are hereby added to Article 1 immediately following the definition of “Trade Confirmation” to read as follows:

Trust Agreement: means that certain trust agreement, dated as of July 1, 2006, among the Trustee, the Master Servicer, and SASCO, as depositor.

Trustee: U.S. Bank National Association, as trustee under the Trust Agreement.

Trust Fund: the LXS 2006-12N Trust Fund created pursuant to the Trust Agreement

14.	Section 2.04(b) (Representations and Warranties of the Company) is hereby amended by:

(i)	adding the phrase “and the Master Servicer” after the phrase “inure to the benefit of the Initial Owner” in the paragraph immediately following clause (lvi) of such Subsection. .

15.	Section 3.02 (Company to Act as Interim Servicer) is hereby amended by adding the following to the end of such Section to read as follows:

Notwithstanding anything to the contrary contained in this Agreement, the Company shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

16.	The parties hereto acknowledge that Cut-off Date referenced in Section 4.06 shall mean the close of business on July 1, 2006.

17.	Section 4.02 (Reporting and Remittance) is hereby amended by adding the following to the end of such Section:

All remittances required to be made pursuant to this Section 4.02 shall be made to the Master Servicer to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

JPMorgan Chase Bank, N.A.
New York, New York
ABA #: 021-000-021
Account Name: Aurora Loan Services LLC
Master Servicing Payment Clearing Account
Account Number: 066-611059
Beneficiary: Aurora Loan Services LLC
For further credit to: Aurora Loan Services, LXS 2006-10N

The Company shall deliver or cause to be delivered to the Master Servicer executed copies of the custodial and escrow account letter agreements pursuant to Sections 4.06 and 4.08 within 30 days of the Account Establishment Date, to the extent any such accounts were required to be established after the Servicing Transfer Date.

For the avoidance of doubt, beginning with calendar year 2007, the Company shall prepare and file any and all tax returns, information statements or other filings for the portion of the tax year 2006 and the portion of subsequent tax years for which the Company has serviced some or all of the Mortgage Loans hereunder as such returns, information statements or other filings are required to be delivered to any governmental taxing authority pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Company shall provide the Master Servicer with such information concerning the Mortgage Loans as is necessary for the Master Servicer to prepare the Trust Fund’s federal income tax return as the Master Servicer may reasonably request from time to time.

18.	Section 2.01 of the Regulation AB Compliance Addendum (Intent of the Parties; Reasonableness) is hereby amended as follows:

(a) The first paragraph of such subsection is amended by (1) replacing the words “the Initial Owner and any Depositor” with “the Trust Fund, the Depositor, the Trustee and the Master Servicer” and (2) by replacing the words “the Initial Owner or any Depositor” with “the Trust Fund, the Depositor, the Trustee or the Master Servicer”; and

(b) The second paragraph of such subsection is amended by (1) replacing the words “Neither the Initial Owner, any Master Servicer nor any Depositor” with “None of the Initial Owner, the Trust Fund, the Depositor, the Trustee and the Master Servicer,” (2) by replacing the words “the Initial Owner, any Master Servicer or any Depositor” with “the Trust Fund, the Initial Owner, the Depositor, the Trustee or the Master Servicer” in each instance, (3) by replacing the words “the Initial Owner and any Master Servicer to deliver to the Initial Owner (including any of its assignees or designees), any Master Servicer and any Depositor” with “the Trust Fund, the Depositor, the Trustee or the Master Servicer to deliver to such party (including any of its assignees or designees),” (4) by replacing the words “determination of the Initial Owner, the Master Servicer or any Depositor” with “determination of the Trust Fund, the Depositor, the Trustee or the Master Servicer, (5) by replacing the words “the Initial Owner, such Master Servicer or such Depositor” with “the Trust Fund, the Depositor, the Trustee or the Master Servicer”, and (6) by replacing the words “believed by the Initial Owner or any Depositor “ with “believed by the Trust Fund, the Depositor, the Trustee or the Master Servicer”.

19.	Section 2.02 of the Regulation AB Compliance Addendum (Additional Representations and Warranties of the Company) is hereby amended as follows:

(a) by replacing in its entirety the words in subsection (vii) of Section (b)(i) of the Regulation AB Compliance Addendum with the words “there are no affiliations, relationships or transactions of a type described in Item 1119 of Regulation AB relating to the Company or any Subservicer with respect to any party listed on Exhibit F hereto.”

20.
Section 2.04 of the Regulation AB Compliance Addendum (Servicer Compliance Statement) is hereby amended by replacing the words “the Initial Owner, any Master Servicer and any Depositor” and the words “the Initial Owner, such Master Servicer and such Depositor” with “the Trust Fund, the Depositor and the Master Servicer” in each instance.

EXHIBIT B

Sale and Servicing Agreement

See Exhibit 99.10

B-1

EXHIBIT C

Mortgage Loan Schedule

[Intentionally Omitted]

C-1

EXHIBIT D

[Reserved]

D-1

EXHIBIT E

[Reserved]

E-1

EXHIBIT F

TRANSACTION PARTIES

Trustee: U.S. Bank National Association

Securities Administrator: N/A

Master Servicer: Aurora Loan Services LLC

Credit Risk Manager: N/A

PMI Insurer: N/A

Interest Rate Swap Counterparty: IXIS Financial Products Inc.

Interest Rate Cap Counterparty: Lehman Brothers Special Financing Inc.

Servicers: Aurora Loan Services LLC, Countrywide Home Loans Servicing LP, GMAC Mortgage Corporation, IndyMac Bank, F.S.B and Residential Funding Corporation

Originators: Lehman Brothers Bank, FSB, American Home Mortgage Corp., American Sterling Bank, Countrywide Home Loans, Inc., First National Bank of Nevada, GMAC Mortgage Corporation, GreenPoint Mortgage Funding, Inc., IndyMac Bank, F.S.B, Pinnacle Financial Corporation, Platinum Community Bank, F.S.B. and Residential Funding Corporation

Custodian: Deutsche Bank National Trust Company, LaSalle Bank National Association, U.S. Bank National Association and Wells Fargo Bank, N.A.

Seller: Lehman Brothers Holdings Inc.

F-1